UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2006

MAGIC MEDIA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29921	65-0494581

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 North Federal Highway, Fort Lauderdale, Florida	33301

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (954) 764-0579

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 - Other Events

                On July 6, 2006, we were notified that final judgment had been entered in favor of plaintiff, Domenic Franco, against Magic Media Networks, Inc., in Case No.: 04-4093 CACE 02 in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida, after trial on June 5, 2006. The amount of the judgment entered is $65,032.07, which consists of principal of $51,300.00; pre-judgment interest of $11,371.97; and costs of $2,360.10. The judgment bears interest at 9% per annum. The Court reserved jurisdiction to determine both entitlement and amount, if any, of attorney's fees against defendant.

                Magic Media Networks, Inc. is reviewing its various options including its right to appeal.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 7, 2006

Magic Media Networks, Inc.

Registrant

By:	/s/ Gordon Scott Venters

President